Exhibit 99.1

Lakeland Fire + Safety Completes Acquisitions of Arizona PPE Recon,

Inc. and California PPE Recon, Inc.

Strategic Acquisitions Expand Lakeland’s Global Fire Footprint into the U.S.

Personal Protective Equipment Decontamination, Repair and Rental Markets

Acquisitions Add Approximately $5 Million of Annual Recurring Revenue

HUNTSVILLE, AL – September 15, 2025 – Lakeland Industries (NASDAQ: LAKE), a leading global manufacturer of protective clothing for industry, healthcare, and first responders, announced today the successful completion of its acquisitions of U.S.-based Arizona PPE Recon, Inc. (“Arizona PPE”) and California PPE Recon, Inc. (“California PPE”). The Arizona PPE acquisition was an all-cash transaction valued at approximately $4 million, subject to post-closing adjustments and customary holdback provisions. The $5.5 million purchase price of the California PPE acquisition was paid in a combination of approximately $3.4 million in Company stock and $2.1 million in cash, subject to post-closing adjustments and customary holdback provisions. In aggregate, Arizona PPE and California PPE generate approximately $5 million of annual recurring revenue.

Arizona PPE is the leading UL-certified independent services provider for performing advanced decontamination, inspection, and repairs on firefighting garments for the Arizona market. It also provides educational and training classes to fire departments and personnel, including those in Arizona’s largest cities, to help them implement and adhere to NFPA 1851 guidelines. Additionally, it offers PPE equipment rental, cleaning products, extractor and dryer sales, and gear bags. Arizona PPE was established in 2016 by founders Scott and DeAnna Petersen, a husband-and-wife team who will remain and continue to manage and grow the business in Arizona. Arizona PPE has approximately 17 employees and is headquartered in Tempe, Arizona.

California PPE is a leading and rapidly expanding UL-certified ISP in the California firefighting services market, one of the largest fire markets in the United States. It also provides advanced decontamination, repair, and inspection of firefighting personal protective equipment, along with rental services and sales of cleaning detergents, extractors, and dryers. California PPE was established in 2022 by Mike Glaze, a lifelong firefighter with a vision to develop an organization that helps Fire Departments implement NFPA 1851 care and maintenance programs, bringing his significant experience and business knowledge in the fire service industry to develop a thriving ISP in the Southern California area. California PPE has approximately 16 employees and is headquartered in Riverside, California. Mike Glaze will remain as President of California PPE and has been appointed to develop and expand Lakeland’s decontamination, repair and rental services across the United States.

“We are very excited to welcome Arizona PPE and California PPE, along with Mike Glaze and Scott and Deanna Petersen, to the Lakeland family,” said Jim Jenkins, President, Chief Executive Officer and Executive Chairman. “With an outstanding reputation for quality service and a track record of strong customer satisfaction, these operators and companies are outstanding additions to the Lakeland family. Led by Mike Glaze and Bill Van Lent, President of our recently acquired Veridian subsidiary, they will serve as our foundation and key entry point in the rapidly expanding North American advanced decontamination and rental markets. From these two outstanding companies, we intend to continue growing the North American service segment of the global fire services market by leveraging the combined strengths and experience of Lakeland’s LHD service offerings in Asia and Australia with the outstanding teams from Arizona PPE and California PPE to develop a strong North American platform.

“These acquisitions expand Lakeland’s fire service offerings in the U.S. and beyond. Both companies are highly complementary to Lakeland’s current fire service business, further increasing our touchpoints with fire services through advanced cleaning, inspection, and repair, as well as offering other growth opportunities in gear rentals and gear bag manufacturing. The combination of complementary, recurring revenue services, high-quality facilities, talented teams, and cross-selling opportunities makes this a great strategic fit for Lakeland, and we are excited to welcome both Arizona PPE and California PPE to the Lakeland family,” concluded Mr. Jenkins.

Cherry Tree & Associates served as financial advisor to Lakeland. Maynard Nexsen acted as legal advisor to Lakeland. Studio Leonelli acted as legal advisor to Arizona PPE. Varner & Brandt acted as legal advisor to California PPE.

About Arizona PPE

Arizona PPE is a UL-verified independent service provider (“ISP”) delivering NFPA 1851-compliant cleaning, inspection, and repair services throughout Arizona and neighboring states. Serving fire departments of all sizes, Arizona PPE also offers turnout gear rentals, extractor sales, and gear bags.

For more information, please visit www.arizonappe.com.

About California PPE

California PPE is a UL-verified independent service provider dedicated to delivering NFPA 1851-compliant cleaning, inspection, and repair services throughout California. Serving fire departments of all sizes across the state, California PPE provides advanced decontamination, inspection, and repair services. In addition to PPE maintenance, California PPE provides turnout gear rentals and fire program consulting services.

For more information, please visit www.california-ppe.com.

About Lakeland Fire + Safety

Lakeland Fire + Safety manufactures and sells a comprehensive line of fire services and industrial protective clothing and accessories for the industrial and first responder markets. Our products are sold globally by our in-house sales teams, our customer service group, and authorized independent sales representatives to a strategic global network of selective fire and industrial distributors and wholesale partners. Our authorized distributors supply end users across various industries, including integrated oil, chemical/petrochemical, automobile, transportation, steel, glass, construction, smelting, cleanroom, janitorial, pharmaceutical, and high-tech electronics manufacturers, as well as scientific, medical laboratories, and the utilities industry. In addition, we supply federal, state and local governmental agencies and departments, including fire and law enforcement, airport crash rescue units, the Department of Defense, the Department of Homeland Security and the Centers for Disease Control. Internationally, we sell to a mix of end-users directly and to industrial distributors, depending on the particular country and market. In addition to the United States, sales are made into more than 50 foreign countries, the majority of which were into China, the European Economic Community (“EEC”), Canada, Chile, Argentina, Commonwealth of Independent States (“CIS”) Region, Colombia, Mexico, Ecuador, India, Uruguay, Middle East, Southeast Asia, Australia, Hong Kong and New Zealand.

For more information about Lakeland, please visit the Company’s website at www.lakeland.com.

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995

This press release contains “forward-looking statements” as that phrase is defined in the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, which address Lakeland’s expectations of sources or uses for capital or which express the Company’s expectation for the future with respect to financial performance or operating strategies, including statements regarding the anticipated synergies and opportunities relating to the acquisitions and the Company’s North American growth strategy, can be identified as forward-looking statements. Forward-looking statements involve risks, uncertainties and assumptions as described from time to time in Press Releases and Forms 8-K, registration statements, quarterly and annual reports and other reports and filings filed with the Securities and Exchange Commission or made by management. As a result, there can be no assurance that Lakeland’s future results will not be materially different from those described herein as “believed,” “projected,” “planned,” “intended,” “anticipated,” “can,” “estimated” or “expected,” or other words which reflect the current view of the Company with respect to future events. We caution readers that these forward-looking statements speak only as of the date hereof. The Company hereby expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any such statements to reflect any change in the Company’s expectations or any change in events, conditions or circumstances on which such statement is based, except as may be required by law.

Contacts

Lakeland Fire + Safety

256-600-1390

Roger Shannon

Chief Financial Officer

rdshannon@lakeland.com

Investor Relations

Chris Tyson

Executive Vice President

MZ Group - MZ North America

949-491-8235

LAKE@mzgroup.us

www.mzgroup.us